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                                UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of report:                                       February 23, 1996
Commission file Number:                               2-71332


             -------------------------------------------------------
                             TWENTIETH BANCORP, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter.)
             -------------------------------------------------------

    WEST VIRGINIA                                              55-0634729
---------------------------------                        ---------------------
  (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                         Identification No.)


       1900 THIRD AVENUE, HUNTINGTON, WEST VIRGINIA             25703
     ---------------------------------------------           ---------
       (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:
                  (304) 526-6200


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Item 1.  Changes in control of Registrant                      Not Applicable

Item 2.  Acquisition or disposition of Assets                  Not Applicable

Item 3.  Bankruptcy of Receivership                            Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant         Not Applicable

Item 5.  Other Events

         On February 6, 1996, The Twentieth Bancorp, Inc. entered into a definitive agreement to be merged into the Horizon Bancorp, Inc. with its primary office located in Beckley, West Virginia. This merger is expected to be completed in the third quarter of 1996 and will be accounted for as a pooling-of-interest. The agreement provides for the exchange of 1.01 shares of Horizon Bancorp capital stock for each of the 1,800,000 outstanding shares of the Twentieth Bancorp. The agreement stipulates certain market price conditions that could rescind the merger. The transaction is also subject to the approvals of both the shareholders and the appropriate regulatory authorities. The Horizon Bancorp is listed on the NASDAQ Stock Exchange.

         Under the terms of the definitive agreement, Twentieth Bancorp will become a wholly-owned subsidiary of Horizon Bancorp. Horizon Bancorp, a bank holding company, headquartered in Beckley, West Virginia had total assets of $614,745, total deposits of $514,475 and shareholders equity of $71,107 at December 31, 1995.

Item 6.  Resignations of Registrant's Directors                Not Applicable

Item 7.  Financial Statements and Exhibits

         (a). Annual audited financial statements of Horizon Bancorp at and for the year ended December 31, 1995, are not available at the time of this filing and therefore not included in this filing. These audited financial statements will be filed as soon as practical, but in no event later than 60 days from the date the contemplated merger is consummated.

         (b). Pro forma financial information and financial statements are not available at the time of this filing and therefore not included in this filing. Twentieth Bancorp will file the required pro forma financial information and financial statements as soon as practical, but in no event later than 60 days from the date of consummation.

         (c). Exhibits.

              2. Agreement and plan of merger, dated February 6, 1996, between Horizon Bancorp, Inc. and Twentieth Bancorp, Inc.

              99. Conditional stock option agreement, dated February 6, 1996, between Horizon Bancorp, Inc. and Twentieth Bancorp, Inc.

Item 8.  Change in Fiscal Year                                 Not applicable
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                                Exhibit Index
                                -------------

        The following exhibit is filed as part of this report on Form 8-K:


        Exhibit No.                              Document
        -----------                              --------
             2. Agreement and plan of merger, dated February 6, 1996, between Horizon Bancorp, Inc. and Twentieth Bancorp, Inc.

            99. Conditional stock option agreement, dated February 6, 1996, between Horizon Bancorp, Inc. and Twentieth Bancorp, Inc.

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                            TWENTIETH BANCORP, INC.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATE:  February 23, 1996                   TWENTIETH BANCORP, INC.
                                           Registrant


                                           By:  /s/ B. C. MCGINNIS, III
                                              ____________________________
                                              B. C. McGinnis, III
                                              President